Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Review
June 2006
Table of Contents

Consolidated Balance Sheets	1

Credit Exposure Composition	2

Deposit Composition	3

Consolidated Quarterly Average Balance Sheets	4

Consolidated Quarterly Net Interest Margin Analysis	5

Quarterly Average Loans and Direct Financing Leases and Deposit Composition By Business Segment	6

Selected Quarterly Income Statement Data	7

Quarterly Mortgage Banking Income and Net Impact of MSR Hedging	8

Quarterly Credit Reserves Analysis	9

Quarterly Net Charge-Off Analysis	10

Quarterly Non-Performing Assets and Past Due Loans and Leases	11

Quarterly Stock Summary, Capital, and Other Data	12

Quarterly Operating Lease Performance	13

Consolidated Year To Date Average Balance Sheets	14

Consolidated Year To Date Net Interest Margin Analysis	15

Selected Year To Date Income Statement Data	16

Year To Date Mortgage Banking Income and Net Impact of MSR Hedging	17

Year To Date Credit Reserves Analysis	18

Year To Date Net Charge-Off Analysis	19

Year To Date Non-Performing Assets and Past Due Loans and Leases	20

Year To Date Operating Lease Performance	21
Note:
The preparation of financial statement data in conformity with accounting principals generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

				Change
	2006	2005		June ’06 vs ’05
(in thousands, except number of shares)	June 30,	December 31,	June 30,	Amount	Percent
	(Unaudited)		(Unaudited)
Assets
Cash and due from banks	$876,121	$966,445	$976,432	$(100,311)	(10.3)%
Federal funds sold and securities purchased under resale agreements	365,592	74,331	121,310	244,282	N.M.
Interest bearing deposits in banks	37,576	22,391	22,758	14,818	65.1
Trading account securities	113,376	8,619	328,715	(215,339)	(65.5)
Loans held for sale	298,871	294,344	395,053	(96,182)	(24.3)
Investment securities	5,124,682	4,526,520	3,849,955	1,274,727	33.1
Loans and leases (1)	26,354,581	24,472,166	24,567,148	1,787,433	7.3
Allowance for loan and lease losses	(287,517)	(268,347)	(254,784)	(32,733)	12.8

Net loans and leases	26,067,064	24,203,819	24,312,364	1,754,700	7.2

Operating lease assets	131,943	229,077	353,678	(221,735)	(62.7)
Bank owned life insurance	1,070,909	1,001,542	983,302	87,607	8.9
Premises and equipment	365,763	360,677	356,697	9,066	2.5
Goodwill	571,697	212,530	212,200	359,497	N.M.
Other intangible assets	64,141	4,956	5,376	58,765	N.M.
Accrued income and other assets	1,178,042	859,554	1,071,134	106,908	10.0

Total Assets	$36,265,777	$32,764,805	$32,988,974	$3,276,803	9.9%

Liabilities and Shareholders’ Equity
Liabilities
Deposits(2)	$24,592,932	$22,409,675	$22,330,576	$2,262,356	10.1%
Short-term borrowings	2,125,932	1,889,260	1,266,535	859,397	67.9
Federal Home Loan Bank advances	1,271,678	1,155,647	903,864	367,814	40.7
Other long-term debt	2,716,784	2,418,419	3,034,154	(317,370)	(10.5)
Subordinated notes	1,255,278	1,023,371	1,046,283	208,995	20.0
Allowance for unfunded loan commitments and letters of credit	38,914	36,957	37,511	1,403	3.7
Deferred federal income tax liability	615,543	743,655	784,504	(168,961)	(21.5)
Accrued expenses and other liabilities	709,560	530,320	954,772	(245,212)	(25.7)

Total Liabilities	33,326,621	30,207,304	30,358,199	2,968,422	9.8

Shareholders’ equity
Preferred stock — authorized 6,617,808 shares; none outstanding	—	—	—	—	—
Common stock — without par value; authorized 500,000,000 shares; issued 257,866,255 shares; outstanding 237,361,333; 224,106,172 and 230,842,020 shares, respectively.	2,552,094	2,491,326	2,487,981	64,113	2.6
Less 20,504,922; 33,760,083 and 27,024,235 treasury shares, respectively	(457,758)	(693,576)	(526,814)	69,056	(13.1)
Accumulated other comprehensive loss	(44,091)	(22,093)	(720)	(43,371)	N.M.
Retained earnings	888,911	781,844	670,328	218,583	32.6

Total Shareholders’ Equity	2,939,156	2,557,501	2,630,775	308,381	11.7

Total Liabilities and Shareholders’ Equity	$36,265,777	$32,764,805	$32,988,974	$3,276,803	9.9%

N.M., not a meaningful value.
(1) See page 2 for detail of loans and leases.
(2) See page 3 for detail of deposits.

Huntington Bancshares Incorporated
Credit Exposure Composition

							Change
	2006		2005				June ’06 vs ’05
(in thousands)	June 30,		December 31,		June 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Commercial:
Middle market commercial and industrial	$5,595,454	21.1%	$5,084,244	20.6%	$4,883,354	19.6%	$712,100	14.6%
Middle market commercial real estate:
Construction	1,173,454	4.4	1,521,897	6.2	1,684,299	6.8	(510,845)	(30.3)
Commercial	2,731,684	10.3	2,015,498	8.2	1,899,518	7.6	832,166	43.8

Middle market commercial real estate	3,905,138	14.7	3,537,395	14.4	3,583,817	14.4	321,321	9.0
Small business	2,531,176	9.6	2,223,740	9.1	2,258,097	9.1	273,079	12.1

Total commercial	12,031,768	45.4	10,845,379	44.1	10,725,268	43.1	1,306,500	12.2

Consumer:
Automobile loans	2,059,836	7.8	1,985,304	8.0	2,045,771	8.2	14,065	0.7
Automobile leases	2,042,215	7.7	2,289,015	9.3	2,458,432	9.9	(416,217)	(16.9)
Home equity	4,888,958	18.5	4,638,841	18.8	4,683,577	18.8	205,381	4.4
Residential mortgage	4,739,814	17.9	4,193,139	17.0	4,152,203	16.7	587,611	14.2
Other loans	591,990	2.2	520,488	1.9	501,897	1.9	90,093	18.0

Total consumer	14,322,813	54.1	13,626,787	55.0	13,841,880	55.5	480,933	3.5

Total loans and direct financing leases	$26,354,581	99.5	$24,472,166	99.1	$24,567,148	98.6	$1,787,433	7.3

Operating lease assets	131,943	0.5	229,077	0.9	353,678	1.4	(221,735)	(62.7)

Total credit exposure	$26,486,524	100.0%	$24,701,243	100.0%	$24,920,826	100.0%	$1,565,698	6.3%

Total automobile exposure (1)	$4,233,994	16.0%	$4,503,396	18.2%	$4,857,881	19.5%	$(623,887)	(12.8)%

By Business Segment (2)
Regional Banking:
Central Ohio	$3,598,342	13.6%	$3,150,394	12.8%	$3,154,443	12.7%	$443,899	14.1%
Northern Ohio	2,660,450	10.0	2,522,854	10.2	2,533,670	10.2	126,780	5.0
Southern Ohio / Kentucky	2,195,013	8.3	2,037,190	8.2	2,100,446	8.4	94,567	4.5
Eastern Ohio	1,416,505	5.3	369,870	1.5	383,366	1.5	1,033,139	N.M.
West Michigan	2,397,525	9.1	2,363,162	9.6	2,386,311	9.6	11,214	0.5
East Michigan	1,597,741	6.0	1,573,413	6.4	1,495,277	6.0	102,464	6.9
West Virginia	1,053,464	4.0	970,953	3.9	918,612	3.7	134,852	14.7
Indiana	953,776	3.6	1,025,807	4.2	1,037,983	4.2	(84,207)	(8.1)
Mortgage and equipment leasing groups	3,637,546	13.8	3,533,535	14.2	3,447,249	13.8	190,297	5.5

Regional Banking	19,510,362	73.7	17,547,178	71.0	17,457,357	70.1	2,053,005	11.8
Dealer Sales (3)	5,167,300	19.5	5,429,997	22.0	5,761,321	23.1	(594,021)	(10.3)
Private Financial and Capital Markets Group	1,808,862	6.8	1,724,068	7.0	1,702,148	6.8	106,714	6.3
Treasury / Other	—	—	—	—	—	—	—	—

Total credit exposure	$26,486,524	100.0%	$24,701,243	100.0%	$24,920,826	100.0%	$1,565,698	6.3%

N.M., not a meaningful value.
(1) Sum of automobile loans and leases and automobile operating lease assets.
(2) Prior period amounts have been reclassified to conform to the current period business segment structure.
(3) Includes operating lease inventory.

Huntington Bancshares Incorporated
Deposit Composition

							Change
	2006		2005				June ’06 vs ’05
(in thousands)	June 30,		December 31,		June 30,		Amount	Percent
	(Unaudited)				(Unaudited)
By Type
Demand deposits — non-interest bearing	$3,530,828	14.4%	$3,390,044	15.1%	$3,221,352	14.4%	$309,476	9.6%
Demand deposits — interest bearing	7,702,311	31.3	7,380,044	32.9	7,674,807	34.4	27,504	0.4
Savings and other domestic time deposits	3,125,513	12.7	3,094,136	13.8	3,340,406	15.0	(214,893)	(6.4)
Certificates of deposit less than $100,000	4,527,148	18.4	3,526,039	15.7	3,032,957	13.6	1,494,191	49.3

Total core deposits	18,885,800	76.8	17,390,263	77.5	17,269,522	77.4	1,616,278	9.4
Domestic time deposits of $100,000 or more	1,755,416	7.1	1,348,928	6.0	1,177,271	5.3	578,145	49.1
Brokered deposits and negotiable CDs	3,475,032	14.1	3,199,796	14.3	3,451,967	15.5	23,065	0.7
Deposits in foreign offices	476,684	2.0	470,688	2.2	431,816	1.8	44,868	10.4

Total deposits	$24,592,932	100.0%	$22,409,675	100.0%	$22,330,576	100.0%	$2,262,356	10.1%

Total core deposits:
Commercial	$5,906,817	31.3%	$5,352,053	30.8%	$5,399,412	31.3%	$507,405	9.4%
Personal	12,978,983	68.7	12,038,210	69.2	11,870,110	68.7	1,108,873	9.3

Total core deposits	$18,885,800	100.0%	$17,390,263	100.0%	$17,269,522	100.0%	$1,616,278	9.4%

By Business Segment (1)
Regional Banking:
Central Ohio	$4,753,677	19.3%	$4,520,594	20.2%	$4,629,282	20.7%	$124,395	2.7%
Northern Ohio	3,536,794	14.4	3,498,463	15.6	3,430,984	15.4	105,810	3.1
Southern Ohio / Kentucky	2,226,385	9.1	1,951,322	8.7	1,823,359	8.2	403,026	22.1
Eastern Ohio	1,757,964	7.1	577,912	2.6	547,948	2.5	1,210,016	N.M.
West Michigan	2,798,498	11.4	2,790,787	12.5	2,592,896	11.6	205,602	7.9
East Michigan	2,259,497	9.2	2,263,898	10.1	2,231,589	10.0	27,908	1.3
West Virginia	1,512,351	6.1	1,463,592	6.5	1,412,285	6.3	100,066	7.1
Indiana	828,787	3.4	728,193	3.2	773,773	3.5	55,014	7.1
Mortgage and equipment leasing groups	165,807	0.7	161,866	0.7	183,744	0.8	(17,937)	(9.8)

Regional Banking	19,839,760	80.7	17,956,627	80.1	17,625,860	78.9	2,213,900	12.6
Dealer Sales	60,513	0.2	65,237	0.3	68,436	0.3	(7,923)	(11.6)
Private Financial and Capital Markets Group	1,217,627	5.0	1,179,915	5.3	1,176,313	5.3	41,314	3.5
Treasury / Other (2)	3,475,032	14.1	3,207,896	14.3	3,459,967	15.5	15,065	0.4

Total deposits	$24,592,932	100.0%	$22,409,675	100.0%	$22,330,576	100.0%	$2,262,356	10.1%

N.M., not a meaningful value.
(1) Prior period amounts have been reclassified to conform to the current period business segment structure.
(2) Comprised largely of brokered deposits and negotiable CDs.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Average Balances					Change
Fully taxable equivalent basis	2006		2005			2Q06 vs 2Q05
(in millions)	Second	First	Fourth	Third	Second	Amount	Percent

Assets
Interest bearing deposits in banks	$62	$48	$51	$54	$54	$8	14.8%
Trading account securities	100	66	119	274	236	(136)	(57.6)
Federal funds sold and securities purchased under resale agreements	285	201	103	142	225	60	26.7
Loans held for sale	287	274	361	427	276	11	4.0
Investment securities:
Taxable	4,494	4,138	3,802	3,523	3,589	905	25.2
Tax-exempt	556	548	540	537	411	145	35.3

Total investment securities	5,050	4,686	4,342	4,060	4,000	1,050	26.3
Loans and leases: (1)
Commercial: (2)
Middle market commercial and industrial	5,458	5,132	4,946	4,708	4,901	557	11.4
Middle market commercial real estate:
Construction	1,243	1,454	1,675	1,720	1,678	(435)	(25.9)
Commercial	2,799	2,423	1,923	1,922	1,905	894	46.9

Middle market commercial real estate	4,042	3,877	3,598	3,642	3,583	459	12.8
Small business	2,456	2,121	2,230	2,251	2,230	226	10.1

Total commercial	11,956	11,130	10,774	10,601	10,714	1,242	11.6

Consumer:
Automobile loans	2,044	1,994	2,018	2,078	2,069	(25)	(1.2)
Automobile leases	2,095	2,221	2,337	2,424	2,468	(373)	(15.1)

Automobile loans and leases	4,139	4,215	4,355	4,502	4,537	(398)	(8.8)
Home equity	4,872	4,694	4,653	4,681	4,636	236	5.1
Residential mortgage	4,629	4,306	4,165	4,157	4,080	549	13.5
Other loans	605	586	521	507	491	114	23.2

Total consumer	14,245	13,801	13,694	13,847	13,744	501	3.6

Total loans and leases	26,201	24,931	24,468	24,448	24,458	1,743	7.1
Allowance for loan and lease losses	(293)	(283)	(262)	(256)	(270)	(23)	(8.5)

Net loans and leases	25,908	24,648	24,206	24,192	24,188	1,720	7.1

Total earning assets	31,985	30,206	29,444	29,405	29,249	2,736	9.4

Operating lease assets	152	200	245	309	409	(257)	(62.8)
Cash and due from banks	806	789	742	867	865	(59)	(6.8)
Intangible assets	638	362	218	217	218	420	N.M.
All other assets	2,402	2,215	2,227	2,197	2,149	253	11.8

Total Assets	$35,690	$33,489	$32,614	$32,739	$32,620	$3,070	9.4%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,594	$3,436	$3,444	$3,406	$3,352	$242	7.2%
Demand deposits — interest bearing	7,778	7,562	7,496	7,539	7,677	101	1.3
Savings and other domestic time deposits	3,106	3,095	2,984	3,095	3,230	(124)	(3.8)
Certificates of deposit less than $100,000	4,430	3,849	3,421	3,157	2,720	1,710	62.9

Total core deposits	18,908	17,942	17,345	17,197	16,979	1,929	11.4
Domestic time deposits of $100,000 or more	1,739	1,478	1,397	1,271	1,248	491	39.3
Brokered deposits and negotiable CDs	3,263	3,143	3,210	3,286	3,249	14	0.4
Deposits in foreign offices	474	465	490	462	434	40	9.2

Total deposits	24,384	23,028	22,442	22,216	21,910	2,474	11.3
Short-term borrowings	2,042	1,669	1,472	1,559	1,301	741	57.0
Federal Home Loan Bank advances	1,557	1,453	1,156	935	1,136	421	37.1
Subordinated notes and other long-term debt	3,428	3,346	3,687	3,960	4,100	(672)	(16.4)

Total interest bearing liabilities	27,817	26,060	25,313	25,264	25,095	2,722	10.8

All other liabilities	1,284	1,264	1,283	1,458	1,554	(270)	(17.4)
Shareholders’ equity	2,995	2,729	2,574	2,611	2,619	376	14.4

Total Liabilities and Shareholders’ Equity	$35,690	$33,489	$32,614	$32,739	$32,620	$3,070	9.4%

(1) For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.
(2) The middle market C&I and CRE loan balances in the first quarter of 2006 contain Unizan loan balances that were subject to reclassification when these loans were converted to Huntington’s loan systems.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin Analysis
(Unaudited)

	Average Rates(2)
	2006		2005
Fully taxable equivalent basis (1)	Second	First	Fourth	Third	Second

Assets
Interest bearing deposits in banks	4.04%	3.78%	3.20%	2.13%	1.47%
Trading account securities	5.56	4.49	4.53	3.95	3.94
Federal funds sold and securities purchased under resale agreements	4.75	4.30	3.78	3.41	2.76
Loans held for sale	6.23	5.92	5.68	5.43	6.04
Investment securities:
Taxable	5.32	5.00	4.70	4.37	4.13
Tax-exempt	6.83	6.71	6.77	6.62	6.76

Total investment securities	5.49	5.20	4.96	4.67	4.40
Loans and leases: (3)
Commercial:
Middle market commercial and industrial	7.26	6.80	6.28	5.87	5.65
Middle market commercial real estate:
Construction	8.01	7.55	7.27	6.58	6.04
Commercial	7.26	6.78	6.46	5.96	5.53

Middle market commercial real estate	7.49	7.07	6.84	6.25	5.77
Small business	7.10	6.67	6.43	6.18	6.01

Total commercial	7.30	6.87	6.50	6.07	5.76

Consumer:
Automobile loans	6.48	6.40	6.26	6.44	6.57
Automobile leases	5.01	4.97	4.98	4.94	4.91

Automobile loans and leases	5.74	5.65	5.57	5.63	5.67
Home equity	7.72	7.10	7.03	6.60	6.24
Residential mortgage	5.39	5.34	5.31	5.23	5.18
Other loans	6.83	6.39	5.98	5.92	6.22

Total consumer	6.35	6.08	6.00	5.85	5.74

Total loans and leases	6.79	6.43	6.22	5.94	5.75

Total earning assets	6.55%	6.21%	6.01%	5.72%	5.52%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%	—%	—%	—%
Demand deposits — interest bearing	2.62	2.44	2.12	1.87	1.64
Savings and other domestic time deposits	1.59	1.49	1.44	1.39	1.34
Certificates of deposit less than $100,000	4.05	3.83	3.70	3.58	3.49

Total core deposits	2.83	2.61	2.36	2.15	1.94
Domestic time deposits of $100,000 or more	4.67	4.33	3.90	3.60	3.27
Brokered deposits and negotiable CDs	5.12	4.69	4.20	3.66	3.25
Deposits in foreign offices	2.68	2.62	2.66	2.28	1.95

Total deposits	3.34	3.07	2.79	2.52	2.26
Short-term borrowings	4.12	3.57	3.11	2.74	2.16
Federal Home Loan Bank advances	4.34	3.99	3.37	3.08	3.02
Subordinated notes and other long-term debt	5.67	5.22	4.72	4.20	3.91

Total interest bearing liabilities	3.74%	3.43%	3.12%	2.82%	2.56%

Net interest rate spread	2.81%	2.78%	2.89%	2.90%	2.96%
Impact of non-interest bearing funds on margin	0.53	0.54	0.45	0.41	0.40

Net interest margin	3.34%	3.32%	3.34%	3.31%	3.36%

(1) Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 7 for the FTE adjustment.
(2) Loan, lease, and deposit average rates include impact of applicable derivatives and non-deferrable fees.
(3) For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Quarterly Average Loans and Direct Financing Leases
   and Deposit Composition By Business Segment
(Unaudited)

	Average Balances					Change
	2006		2005			2Q06 vs 2Q05
(in millions)	Second	First	Fourth	Third	Second	Amount	Percent

Loans and direct financing leases (1)
Regional Banking:
Central Ohio	$3,580	$3,191	$3,228	$3,186	$3,179	$401	12.6%
Northern Ohio	2,615	2,520	2,546	2,551	2,532	83	3.3
Southern Ohio / Kentucky	2,193	2,092	2,064	2,075	2,062	131	6.4
Eastern Ohio	1,487	872	372	375	390	1,097	N.M.
West Michigan	2,386	2,362	2,382	2,377	2,366	20	0.8
East Michigan	1,565	1,551	1,536	1,506	1,478	87	5.9
West Virginia	1,013	966	963	944	907	106	11.7
Indiana	977	1,018	972	979	1,018	(41)	(4.0)
Mortgage and equipment leasing groups	3,495	3,458	3,461	3,433	3,363	132	3.9

Regional Banking	19,311	18,030	17,524	17,426	17,295	2,016	11.7
Dealer Sales	5,134	5,183	5,225	5,316	5,496	(362)	(6.6)
Private Financial and Capital Markets Group	1,756	1,718	1,719	1,706	1,667	89	5.3
Treasury / Other	—	—	—	—	—	—	—

Total loans and direct financing leases	$26,201	$24,931	$24,468	$24,448	$24,458	$1,743	7.1%

Deposit composition (1)
Regional Banking:
Central Ohio	$4,810	$4,602	$4,498	$4,480	$4,544	$266	5.9%
Northern Ohio	3,539	3,603	3,546	3,505	3,385	154	4.5
Southern Ohio / Kentucky	2,244	2,058	1,938	1,861	1,750	494	28.2
Eastern Ohio	1,758	989	585	577	556	1,202	N.M.
West Michigan	2,805	2,791	2,774	2,666	2,630	175	6.7
East Michigan	2,253	2,255	2,287	2,257	2,261	(8)	(0.4)
West Virginia	1,497	1,471	1,428	1,408	1,387	110	7.9
Indiana	822	746	743	747	724	98	13.5
Mortgage and equipment leasing groups	189	162	202	215	197	(8)	(4.1)

Regional Banking	19,917	18,677	18,001	17,716	17,434	2,483	14.2
Dealer Sales	56	58	63	72	69	(13)	(18.8)
Private Financial and Capital Markets Group	1,144	1,150	1,161	1,134	1,150	(6)	(0.5)
Treasury / Other	3,267	3,143	3,217	3,294	3,257	10	0.3

Total deposits	$24,384	$23,028	$22,442	$22,216	$21,910	$2,474	11.3%

(1) Prior period amounts have been reclassified to conform to the current period business segment structure.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	2006		2005			2Q06 vs 2Q05
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second	Amount	Percent

Interest income	$521,903	$464,787	$442,476	$420,858	$402,326	$119,577	29.7%
Interest expense	259,708	221,107	198,800	179,221	160,426	99,282	61.9

Net interest income	262,195	243,680	243,676	241,637	241,900	20,295	8.4
Provision for credit losses	15,745	19,540	30,831	17,699	12,895	2,850	22.1

Net interest income after provision for credit losses	246,450	224,140	212,845	223,938	229,005	17,445	7.6

Service charges on deposit accounts	47,225	41,222	42,083	44,817	41,516	5,709	13.8
Trust services	22,676	21,278	20,425	19,671	19,113	3,563	18.6
Brokerage and insurance income	14,345	15,193	13,101	13,948	13,544	801	5.9
Bank owned life insurance income	10,604	10,242	10,389	10,104	10,139	465	4.6
Other service charges and fees	13,072	11,509	11,488	11,449	11,252	1,820	16.2
Mortgage banking income (loss)	20,355	17,832	10,909	21,116	(2,376)	22,731	N.M.
Securities gains (losses)	(35)	(20)	(8,770)	101	(343)	308	89.8
Gains on sales of automobile loans	532	448	455	502	254	278	N.M.
Other income	19,394	22,440	22,900	9,770	24,974	(5,580)	(22.3)

Sub-total before operating lease income	148,168	140,144	122,980	131,478	118,073	30,095	25.5
Operating lease income	14,851	19,390	24,342	29,262	38,097	(23,246)	(61.0)

Total non-interest income	163,019	159,534	147,322	160,740	156,170	6,849	4.4

Personnel costs	137,904	131,557	116,111	117,476	124,090	13,814	11.1
Net occupancy	17,927	17,966	17,940	16,653	17,257	670	3.9
Outside data processing and other services	19,569	19,851	19,693	18,062	18,113	1,456	8.0
Equipment	18,009	16,503	16,093	15,531	15,637	2,372	15.2
Professional services	6,292	5,365	7,440	8,323	9,347	(3,055)	(32.7)
Marketing	10,374	7,301	7,145	6,364	6,934	3,440	49.6
Telecommunications	4,990	4,825	4,453	4,512	4,801	189	3.9
Printing and supplies	3,764	3,074	3,084	3,102	3,293	471	14.3
Amortization of intangibles	2,992	1,075	218	203	204	2,788	N.M.
Other expense	19,734	16,291	19,452	20,003	19,581	153	0.8

Sub-total before operating lease expense	241,555	223,808	211,629	210,229	219,257	22,298	10.2
Operating lease expense	10,804	14,607	18,726	22,823	28,879	(18,075)	(62.6)

Total non-interest expense	252,359	238,415	230,355	233,052	248,136	4,223	1.7

Income before income taxes	157,110	145,259	129,812	151,626	137,039	20,071	14.6
Provision for income taxes	45,506	40,803	29,239	43,052	30,614	14,892	48.6

Net income	$111,604	$104,456	$100,573	$108,574	$106,425	$5,179	4.9%

Average common shares — diluted	244,538	234,363	229,718	233,456	235,671	8,867	3.8%

Per common share
Net income — diluted	$0.46	$0.45	$0.44	$0.47	$0.45	$0.01	2.2
Cash dividends declared	0.250	0.250	0.215	0.215	0.215	0.035	16.3

Return on average total assets	1.25%	1.26%	1.22%	1.32%	1.31%	(0.06)%	(4.6)
Return on average total shareholders’ equity	14.9	15.5	15.5	16.5	16.3	(1.4)	(8.6)
Net interest margin (1)	3.34	3.32	3.34	3.31	3.36	(0.02)	(0.6)
Efficiency ratio (2)	58.1	58.3	57.0	57.4	61.8	(3.7)	(6.0)
Effective tax rate	29.0	28.1	22.5	28.4	22.3	6.7	30.0

Revenue — fully taxable equivalent (FTE)
Net interest income	$262,195	$243,680	$243,676	$241,637	$241,900	$20,295	8.4
FTE adjustment	3,984	3,836	3,837	3,734	2,961	1,023	34.5

Net interest income (1)	266,179	247,516	247,513	245,371	244,861	21,318	8.7
Non-interest income	163,019	159,534	147,322	160,740	156,170	6,849	4.4

Total revenue (1)	$429,198	$407,050	$394,835	$406,111	$401,031	$28,167	7.0%

N.M., not a meaningful value.
(1) On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.
(2) Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains (losses).

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	2006		2005			2Q06 vs 2Q05
(in thousands)	Second	First	Fourth	Third	Second	Amount	Percent

Mortgage Banking Income
Origination fees	$2,177	$1,977	$1,979	$3,037	$3,066	$(889)	(29.0)%
Secondary marketing	4,914	2,022	3,346	3,408	1,749	3,165	N.M.
Servicing fees	5,995	5,925	5,791	5,532	5,464	531	9.7
Amortization of capitalized servicing (4)	(3,293)	(3,532)	(3,785)	(4,626)	(5,187)	1,894	36.5
Other mortgage banking income	2,280	2,227	3,193	3,308	2,763	(483)	(17.5)

Sub-total	12,073	8,619	10,524	10,659	7,855	4,218	53.7
MSR valuation adjustment	8,281	9,213	385	10,457	(10,231)	18,512	N.M.

Total mortgage banking income (loss)	$20,354	$17,832	$10,909	$21,116	$(2,376)	$22,730	N.M.	%

Capitalized mortgage servicing rights (1)	$136,244	$123,257	$91,259	$85,940	$71,150	$65,094	91.5%
MSR allowance (1)	—	—	(404)	(789)	(11,246)	11,246	N.M.
Total mortgages serviced for others (1)	7,725,000	7,585,000	7,276,000	7,081,000	6,951,000	774,000	11.1
MSR % of investor servicing portfolio	1.76%	1.63%	1.25%	1.21%	1.02%	0.74%	72.5

Net Impact of MSR Hedging
MSR valuation adjustment (3) (4)	$8,281	$9,213	$385	$10,457	$(10,231)	$18,512	N.M.	%
Net trading gains (losses) related to MSR hedging (2)	(6,739)	(4,638)	(2,091)	(12,831)	5,727	(12,466)	N.M.
Net interest income related to MSR hedging	—	—	109	233	512	(512)	N.M.

Net impact of MSR hedging	$1,542	$4,575	$(1,597)	$(2,141)	$(3,992)	$5,534	N.M.	%

N.M., not a meaningful value.
(1) At period end.
(2) Included in other non-interest income.
(3) The first quarter of 2006, and subsequent quarters, reflect the adoption of SFAS 156, which records MSRs at fair value. Prior periods reflect temporary impairment or recovery, based on accounting for MSRs at the lower of cost or market.
(4) The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	2006		2005
(in thousands)	Second	First	Fourth	Third	Second

Allowance for loan and lease losses, beginning of period	$283,839	$268,347	$253,943	$254,784	$264,390

Acquired allowance for loan and lease losses	1,498 (1)	22,187	—	—	—
Loan and lease losses	(24,325)	(33,405)	(27,072)	(25,830)	(25,733)
Recoveries of loans previously charged off	10,373	9,189	9,504	7,877	9,469

Net loan and lease losses	(13,952)	(24,216)	(17,568)	(17,953)	(16,264)

Provision for loan and lease losses	16,132	17,521	31,972	17,112	13,247
Economic reserve transfer	—	—	—	—	(6,253)
Allowance of assets sold and securitized	—	—	—	—	(336)

Allowance for loan and lease losses, end of period	$287,517	$283,839	$268,347	$253,943	$254,784

Allowance for unfunded loan commitments and letters of credit, beginning of period	$39,301	$36,957	$38,098	$37,511	$31,610

Acquired AULC	—	325	—	—	—
Provision for unfunded loan commitments and letters of credit losses	(387)	2,019	(1,141)	587	(352)
Economic reserve transfer	—	—	—	—	6,253

Allowance for unfunded loan commitments and letters of credit, end of period	$38,914	$39,301	$36,957	$38,098	$37,511

Total allowances for credit losses	$326,431	$323,140	$305,304	$292,041	$292,295

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.89%	0.88%	0.89%	0.84%	0.82%
Economic reserve	0.20	0.21	0.21	0.20	0.22

Total loans and leases	1.09%	1.09%	1.10%	1.04%	1.04%

Non-performing loans and leases (NPLs)	213	209	263	283	304
Non-performing assets (NPAs)	168	183	229	249	262

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.24%	1.24%	1.25%	1.19%	1.19%
Non-performing loans and leases	241	238	300	326	349
Non-performing assets	191	209	261	287	300

(1) Represents an adjustment of the allowance and corresponding adjustment to loan balances, resulting from the Unizan merger.

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	2006		2005
(in thousands)	Second	First	Fourth	Third	Second

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$(484)	$6,887	$(744)	$(1,082)	$1,312
Middle market commercial real estate:
Construction	(161)	(241)	(175)	495	(134)
Commercial	1,557	210	14	1,779	2,269

Middle market commercial real estate	1,396	(31)	(161)	2,274	2,135
Small business	2,530	3,709	4,465	3,062	2,141

Total commercial	3,442	10,565	3,560	4,254	5,588

Consumer:
Automobile loans	1,172	2,977	3,213	3,895	1,664
Automobile leases	1,758	3,515	3,422	3,105	2,123

Automobile loans and leases	2,930	6,492	6,635	7,000	3,787
Home equity	4,776	4,524	4,498	4,093	5,065
Residential mortgage	688	715	941	522	430
Other loans	2,116	1,920	1,934	2,084	1,394

Total consumer	10,510	13,651	14,008	13,699	10,676

Total net charge-offs	$13,952	$24,216	$17,568	$17,953	$16,264

Net charge-offs — annualized percentages:
Commercial:
Middle market commercial and industrial	(0.04)%	0.54%	(0.06)%	(0.09)%	0.11%
Middle market commercial real estate:
Construction	(0.05)	(0.07)	(0.04)	0.12	(0.03)
Commercial	0.22	0.03	—	0.37	0.48

Middle market commercial real estate	0.14	—	(0.02)	0.25	0.24
Small business	0.41	0.70	0.80	0.54	0.38

Total commercial	0.12	0.38	0.13	0.16	0.21

Consumer:
Automobile loans	0.23	0.60	0.64	0.75	0.32
Automobile leases	0.34	0.63	0.59	0.51	0.34

Automobile loans and leases	0.28	0.62	0.61	0.62	0.33
Home equity	0.39	0.39	0.39	0.35	0.44
Residential mortgage	0.06	0.07	0.09	0.05	0.04
Other loans	1.40	1.31	1.48	1.64	1.14

Total consumer	0.30	0.40	0.41	0.40	0.31

Net charge-offs as a % of average loans	0.21%	0.39%	0.29%	0.29%	0.27%

Huntington Bancshares Incorporated
Quarterly Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	2006		2005
(in thousands)	June 30,	March 31,	December 31,	September 30,	June 30,

Non-accrual loans and leases:
Middle market commercial and industrial	$45,713	$45,723	$28,888	$25,431	$26,856
Middle market commercial real estate	24,970	18,243	15,763	13,073	15,331
Small business	27,328	28,389	28,931	26,098	19,788
Residential mortgage	22,786	29,376	17,613	16,402	14,137
Home equity	14,466	13,778	10,720	8,705	7,748

Total non-performing loans and leases	135,263	135,509	101,915	89,709	83,860

Other real estate, net:
Residential	34,743	17,481	14,214	11,182	10,758
Commercial	1,062	1,903	1,026	909	2,800

Total other real estate, net	35,805	19,384	15,240	12,091	13,558

Total non-performing assets	$171,068	$154,893	$117,155	$101,800	$97,418

Non-performing loans and leases guaranteed by the U.S. government (1)	$30,710	$18,256	$7,324	$6,812	$5,892

Non-performing loans and leases as a % of total loans and leases	0.51%	0.52%	0.42%	0.37%	0.34%

Non-performing assets as a % of total loans and leases and other real estate	0.65	0.59	0.48	0.42	0.40

Accruing loans and leases past due 90 days or more (1)	$48,829	$52,297	$56,138	$50,780	$53,371

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.19%	0.20%	0.23%	0.21%	0.22%

	2006		2005
(in thousands)	Second	First	Fourth	Third	Second

Non-performing assets, beginning of period	$154,893	$117,155	$101,800	$97,418	$73,303
New non-performing assets (1)	52,498	53,768	52,553	37,570	47,420
Acquired non-performing assets	—	33,843	—	—	—
Returns to accruing status	(12,143)	(14,310)	(3,228)	(231)	(250)
Loan and lease losses	(6,826)	(13,314)	(9,063)	(5,897)	(6,578)
Payments	(12,892)	(13,195)	(21,329)	(21,203)	(11,925)
Sales	(4,462)	(9,054)	(3,578)	(5,857)	(4,552)

Non-performing assets, end of period	$171,068	$154,893	$117,155	$101,800	$97,418

(1)	Beginning in 2Q-2006, OREO includes balances for foreclosures on loans serviced for GNMA, that are reported in 90 day past due loans and leases in prior periods. These balances are fully guaranteed by the US Government.

Huntington Bancshares Incorporated
Quarterly Stock Summary, Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	2006		2005
(in thousands, except per share amounts)	Second	First	Fourth	Third	Second

Common stock price, per share
High (1)	$24.410	$24.750	$24.640	$25.410	$24.750
Low (1)	23.120	22.560	20.970	22.310	22.570
Close	23.580	24.130	23.750	22.470	24.140
Average closing price	23.732	23.649	23.369	24.227	23.771

Dividends, per share
Cash dividends declared on common stock	$0.250	$0.250	$0.215	$0.215	$0.215

Common shares outstanding
Average — basic	241,729	230,968	226,699	229,830	232,217
Average — diluted	244,538	234,363	229,718	233,456	235,671
Ending	237,361	245,183	224,106	229,006	230,842

Book value per share	$12.38	$12.56	$11.41	$11.45	$11.40
Tangible book value per share	9.70	9.95	10.44	10.50	10.45

Common share repurchases
Number of shares repurchased	8,100	4,831	5,175	2,598	1,818
Capital adequacy

	2006		2005
(in millions)	June 30,	March 31,	December 31,	September 30,	June 30,

Total risk-weighted assets (2)	$31,590	$31,298	$29,599	$29,352	$29,973

Tier 1 leverage ratio (2)	7.62%	8.53%	8.34%	8.50%	8.50%
Tier 1 risk-based capital ratio (2)	8.45	8.94	9.13	9.42	9.18
Total risk-based capital ratio (2)	11.51	12.12	12.42	12.70	12.39

Tangible equity / asset ratio	6.46	6.97	7.19	7.39	7.36
Tangible equity / risk-weighted assets ratio (2)	7.29	7.80	7.91	8.19	8.05
Average equity / average assets	8.39	8.15	7.89	7.97	8.03

Other data
Number of employees (full-time equivalent)	8,075	8,078	7,602	7,586	7,713
Number of domestic full-service banking offices (3)	379	385	344	346	344

(1)	High and low stock prices are intra-day quotes obtained from NASDAQ.

(2)	June 30, 2006 figures are estimated.

(3)	Includes Private Financial Group offices in Florida.

Huntington Bancshares Incorporated
Quarterly Operating Lease Performance
(Unaudited)

	2006		2005			2Q06 vs 2Q05
(in thousands)	Second	First	Fourth	Third	Second	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$151,527	$199,998	$245,346	$308,952	$408,798	$(257,271)	(62.9)%

Income Statement:
Net rental income	$13,386	$17,515	$21,674	$26,729	$34,562	$(21,176)	(61.3)%
Fees	669	732	1,482	1,419	1,773	(1,104)	(62.3)
Recoveries — early terminations	796	1,143	1,186	1,114	1,762	(966)	(54.8)

Total operating lease income	14,851	19,390	24,342	29,262	38,097	(23,246)	(61.0)

Depreciation and residual losses at termination	10,229	13,437	17,223	20,856	26,560	(16,331)	(61.5)
Losses — early terminations	575	1,170	1,503	1,967	2,319	(1,744)	(75.2)

Total operating lease expense	10,804	14,607	18,726	22,823	28,879	(18,075)	(62.6)

Net earnings contribution	$4,047	$4,783	$5,616	$6,439	$9,218	$(5,171)	(56.1)%

Earnings ratios (1)
Net rental income	35.3%	35.0%	35.3%	34.6%	33.8%	1.5%	4.4%
Depreciation and residual losses at termination	27.0	26.9	28.1	27.0	26.0	1.0	3.8
Definition of term(s):
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)As a percent of average operating lease assets, annualized.

Huntington Bancshares Incorporated
Consolidated Year To Date Average Balance Sheets
(Unaudited)

	YTD Average Balances
Fully taxable equivalent basis	Six Months Ended June 30,		Change
(in millions)	2006	2005	Amount	Percent

Assets
Interest bearing deposits in banks	$55	$54	$1	1.9%
Trading account securities	83	218	(135)	(61.9)
Federal funds sold and securities purchased under resale agreements	243	349	(106)	(30.4)
Loans held for sale	281	240	41	17.1
Investment securities:
Taxable	4,317	3,759	558	14.8
Tax-exempt	552	410	142	34.6

Total investment securities	4,869	4,169	700	16.8
Loans and leases:(1)
Commercial:
Middle market commercial and industrial	5,300	4,806	494	10.3
Middle market commercial real estate:
Construction	1,348	1,659	(311)	(18.7)
Commercial	2,612	1,894	718	37.9

Middle market commercial real estate	3,960	3,553	407	11.5
Small business	2,290	2,207	83	3.8

Total commercial	11,550	10,566	984	9.3

Consumer:
Automobile loans	2,019	2,038	(19)	(0.9)
Automobile leases	2,157	2,465	(308)	(12.5)

Automobile loans and leases	4,176	4,503	(327)	(7.3)
Home equity	4,784	4,603	181	3.9
Residential mortgage	4,468	4,000	468	11.7
Other loans	596	486	110	22.6

Total consumer	14,024	13,592	432	3.2

Total loans and leases	25,574	24,158	1,416	5.9
Allowance for loan and lease losses	(288)	(276)	(12)	(4.3)

Net loans and leases	25,286	23,882	1,404	5.9

Total earning assets	31,105	29,188	1,917	6.6

Operating lease assets	176	469	(293)	(62.5)
Cash and due from banks	798	887	(89)	(10.0)
Intangible assets	500	218	282	N.M.
All other assets	2,309	2,115	194	9.2

Total Assets	$34,600	$32,601	$1,999	6.1%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	$3,515	$3,333	$182	5.5%
Demand deposits — interest bearing	7,671	7,800	(129)	(1.7)
Savings and other domestic time deposits	3,101	3,274	(173)	(5.3)
Certificates of deposit less than $100,000	4,141	2,609	1,532	58.7

Total core deposits	18,428	17,016	1,412	8.3
Domestic time deposits of $100,000 or more	1,609	1,249	360	28.8
Brokered deposits and negotiable CDs	3,203	2,987	216	7.2
Deposits in foreign offices	469	438	31	7.1

Total deposits	23,709	21,690	2,019	9.3
Short-term borrowings	1,856	1,240	616	49.7
Federal Home Loan Bank advances	1,505	1,166	339	29.1
Subordinated notes and other long-term debt	3,392	4,308	(916)	(21.3)

Total interest bearing liabilities	26,947	25,071	1,876	7.5

All other liabilities	1,275	1,624	(349)	(21.5)
Shareholders’ equity	2,863	2,573	290	11.3

Total Liabilities and Shareholders’ Equity	$34,600	$32,601	$1,999	6.1%

N.M., not a meaningful value.
(1) For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Consolidated Year To Date Net Interest Margin Analysis
(Unaudited)

	YTD Average Rates (2)
	Six Months Ended June 30,
Fully Taxable Equivalent basis (1)	2006	2005

Assets
Interest bearing deposits in banks	3.93%	1.67%
Trading account securities	5.33	4.03
Federal funds sold and securities purchased under resale agreements	4.56	2.49
Loans held for sale	6.08	5.83
Investment securities:
Taxable	5.17	3.99
Tax-exempt	6.77	6.75

Total investment securities	5.35	4.26
Loans and leases:
Commercial:
Middle market commercial and industrial	7.03	5.34
Middle market commercial real estate:
Construction	7.76	5.79
Commercial	7.04	5.38

Middle market commercial real estate	7.28	5.57
Small business	6.90	5.91

Total commercial	7.09	5.54

Consumer:
Automobile loans	6.44	6.70
Automobile leases	4.99	4.91

Automobile loans and leases	5.69	5.72
Home equity	7.41	6.01
Residential mortgage	5.37	5.16
Other loans	6.61	6.32

Total consumer	6.22	5.67

Total loans and leases	6.61	5.62

Total earning assets	6.38%	5.37%

Liabilities and Shareholders’ Equity
Deposits:
Demand deposits — non-interest bearing	—%	—%
Demand deposits — interest bearing	2.54	1.54
Savings and other domestic time deposits	1.54	1.30
Certificates of deposit less than $100,000	3.95	3.46

Total core deposits	2.72	1.85
Domestic time deposits of $100,000 or more	4.51	3.10
Brokered deposits and negotiable CDs	4.91	3.05
Deposits in foreign offices	2.65	1.69

Total deposits	3.21	2.13
Short-term borrowings	3.87	1.91
Federal Home Loan Bank advances	4.17	2.96
Subordinated notes and other long-term debt	5.44	3.64

Total interest bearing liabilities	3.59	2.42

Net interest rate spread	2.79	2.95
Impact of non-interest bearing funds on margin	0.54	0.39

Net interest margin	3.33%	3.34%

N.M., not a meaningful value.
(1) Fully taxable equivalent (FTE) yields are calculated assuming a 35% tax rate. See page 16 for the FTE adjustment.
(2) Loan and lease and deposit average rates include impact of applicable derivatives and non-deferrable fees.
(3) For purposes of this analysis, non-accrual loans are reflected in the average balances of loans.

Huntington Bancshares Incorporated
Selected Year To Date Income Statement Data
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands, except per share amounts)	2006	2005	Amount	Percent

Interest income	$986,690	$778,431	$208,259	26.8%
Interest expense	480,815	301,333	179,482	59.6

Net interest income	505,875	477,098	28,777	6.0
Provision for credit losses	35,285	32,769	2,516	7.7

Net interest income after provision for credit losses	470,590	444,329	26,261	5.9

Service charges on deposit accounts	88,447	80,934	7,513	9.3
Trust services	43,954	37,309	6,645	17.8
Brokerage and insurance income	29,538	26,570	2,968	11.2
Bank owned life insurance income	20,846	20,243	603	3.0
Other service charges and fees	24,581	21,411	3,170	14.8
Mortgage banking income	38,187	9,685	28,502	N.M.
Securities gains	(55)	614	(669)	N.M.
Gains on sales of automobile loans	980	254	726	N.M.
Other income	41,834	42,371	(537)	(1.3)

Sub-total before operating lease income	288,312	239,391	48,921	20.4
Operating lease income	34,241	84,829	(50,588)	(59.6)

Total non-interest income	322,553	324,220	(1,667)	(0.5)

Personnel costs	269,461	248,071	21,390	8.6
Net occupancy	35,893	36,499	(606)	(1.7)
Outside data processing and other services	39,420	36,883	2,537	6.9
Equipment	34,512	31,500	3,012	9.6
Professional services	11,657	18,806	(7,149)	(38.0)
Marketing	17,675	12,770	4,905	38.4
Telecommunications	9,815	9,683	132	1.4
Printing and supplies	6,838	6,387	451	7.1
Amortization of intangibles	4,067	408	3,659	N.M.
Other expense	36,025	38,579	(2,554)	(6.6)

Sub-total before operating lease expense	465,363	439,586	25,777	5.9
Operating lease expense	25,411	66,827	(41,416)	(62.0)

Total non-interest expense	490,774	506,413	(15,639)	(3.1)

Income before income taxes	302,369	262,136	40,233	15.3
Provision for income taxes	86,309	59,192	27,117	45.8

Net income	$216,060	$202,944	$13,116	6.5%

Average common shares — diluted	239,451	235,362	4,089	1.7%

Per common share
Net income per common share — diluted	$0.90	$0.86	$0.04	4.7%
Cash dividends declared	0.500	0.415	0.085	20.5

Return on average total assets	1.26%	1.26%	—%	—%
Return on average total shareholders’ equity	15.2	15.9	(0.7)	(4.4)
Net interest margin (1)	3.33	3.34	(0.01)	(0.3)
Efficiency ratio (2)	58.2	62.7	(4.5)	(7.2)
Effective tax rate	28.5	22.6	5.9	26.1

Revenue — fully taxable equivalent (FTE)
Net interest income	$505,875	$477,098	$28,777	6.0%
FTE adjustment (1)	7,820	5,822	1,998	34.3

Net interest income	513,695	482,920	30,775	6.4
Non-interest income	322,553	324,220	(1,667)	(0.5)

Total revenue	$836,248	$807,140	$29,108	3.6%

N.M., not a meaningful value.

(1)	On a fully taxable equivalent (FTE) basis assuming a 35% tax rate.

(2)	Non-interest expense less amortization of intangibles divided by the sum of FTE net interest income and non-interest income excluding securities gains.

Huntington Bancshares Incorporated
Year To Date Mortgage Banking Income and Net Impact of MSR Hedging
(Unaudited)

	Six Months Ended June 30,		Change
(in thousands)	2006	2005	Amount	Percent

Mortgage Banking Income
Origination fees	$4,154	$5,765	$(1,611)	(27.9)%
Secondary marketing	6,936	4,232	2,704	63.9
Servicing fees	11,920	10,858	1,062	9.8
Amortization of capitalized servicing (4)	(6,825)	(9,948)	3,123	31.4
Other mortgage banking income	4,507	5,249	(742)	(14.1)

Sub-total	20,692	16,156	4,536	28.1
MSR recovery / (impairment)	17,494	(6,471)	23,965	N.M.

Total mortgage banking income (loss)	$38,186	$9,685	$28,501	N.M.	%

Capitalized mortgage servicing rights (1)	$136,244	$71,150	$65,094	91.5%
MSR allowance (1)	—	(11,246)	11,246	N.M.
Total mortgages serviced for others (1)	7,725,000	6,951,000	774,000	11.1
MSR % of investor servicing portfolio	1.76%	1.02%	0.74%	72.5

Net Impact of MSR Hedging
MSR valuation adjustment (3) (4)	$17,494	$(6,471)	$23,965	N.M.	%
Net trading gains (losses) related to MSR hedging (2)	(11,377)	1,545	(12,922)	N.M.
Net interest income related to MSR hedging	—	1,346	(1,346)	N.M.

Net impact of MSR hedging	$6,117	$(3,580)	$9,697	N.M.	%

N.M., not a meaningful value.

(1)	At period end.

(2)	Included in other non-interest income.

(3)	The first quarter of 2006, and subsequent quarters, reflect the adoption of SFAS 156, which records MSRs at fair value. Prior periods reflect temporary impairment or recovery, based on accounting for MSRs at the lower of cost or market.

(4)	The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.

Huntington Bancshares Incorporated
Year To Date Credit Reserves Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2006	2005

Allowance for loan and lease losses, beginning of period	$268,347	$271,211

Acquired allowance for loan and lease losses	23,685	—
Loan and lease losses	(57,730)	(62,946)
Recoveries of loans previously charged off	19,562	18,410

Net loan and lease losses	(38,168)	(44,536)

Provision for loan and lease losses	33,653	34,698
Economic reserve transfer	—	(6,253)
Allowance of assets sold and securitized	—	(336)

Allowance for loan and lease losses, end of period	$287,517	$254,784

Allowance for unfunded loan commitments and letters of credit, beginning of period	$36,957	$33,187

Acquired AULC	325	—
Provision for unfunded loan commitments and letters of credit losses	1,632	(1,929)
Economic reserve transfer	—	6,253

Allowance for unfunded loan commitments and letters of credit, end of period	$38,914	$37,511

Total allowances for credit losses	$326,431	$292,295

Allowance for loan and lease losses (ALLL) as % of:
Transaction reserve	0.89%	0.82%
Economic reserve	0.20	0.22

Total loans and leases	1.09%	1.04%

Non-performing loans and leases (NPLs)	213	304
Non-performing assets (NPAs)	168	262

Total allowances for credit losses (ACL) as % of:
Total loans and leases	1.24%	1.19%
Non-performing loans and leases	241	349
Non-performing assets	191	300

N.A., not applicable.

Huntington Bancshares Incorporated
Year To Date Net Charge-Off Analysis
(Unaudited)

	Six Months Ended June 30,
(in thousands)	2006	2005

Net charge-offs by loan and lease type:
Commercial:
Middle market commercial and industrial	$6,403	$15,404
Middle market commercial real estate:
Construction	(402)	(185)
Commercial	1,767	2,117

Middle market commercial real estate	1,365	1,932
Small business	6,239	4,424

Total commercial	14,007	21,760

Consumer:
Automobile loans	4,149	4,880
Automobile leases	5,273	5,137

Automobile loans and leases	9,422	10,017
Home equity	9,300	9,028
Residential mortgage	1,403	869
Other loans	4,036	2,862

Total consumer	24,161	22,776

Total net charge-offs	$38,168	$44,536

Net charge-offs — annualized percentages:
Commercial:
Middle market commercial and industrial	0.24%	0.64%
Middle market commercial real estate:
Construction	(0.06)	(0.02)
Commercial	0.14	0.22

Middle market commercial real estate	0.07	0.11
Small business	0.54	0.40

Total commercial	0.24	0.41

Consumer:
Automobile loans	0.41	0.48
Automobile leases	0.49	0.42

Automobile loans and leases	0.45	0.44
Home equity	0.39	0.39
Residential mortgage	0.06	0.04
Other loans	1.35	1.18

Total consumer	0.34	0.34

Net charge-offs as a % of average loans	0.30%	0.37%

N.M., not a meaningful value.

Huntington Bancshares Incorporated
Year To Date Non-Performing Assets and Past Due Loans and Leases
(Unaudited)

	June 30,
(in thousands)	2006	2005

Non-accrual loans and leases:
Middle market commercial and industrial	$45,713	$26,856
Middle market commercial real estate	24,970	15,331
Small business	27,328	19,788
Residential mortgage	22,786	14,137
Home equity	14,466	7,748

Total non-performing loans and leases	135,263	83,860

Other real estate, net:
Residential	34,743	10,758
Commercial	1,062	2,800

Total other real estate, net	35,805	13,558

Total non-performing assets	$171,068	$97,418

Non-performing loans and leases guaranteed by the U.S. government (1)	$30,710	$5,892

Non-performing loans and leases as a % of total loans and leases	0.51%	0.34%

Non-performing assets as a % of total loans and leases and other real estate	0.65	0.40

Accruing loans and leases past due 90 days or more (1)	$48,829	$53,371

Accruing loans and leases past due 90 days or more as a percent of total loans and leases	0.19%	0.22%

	June 30,
(in thousands)	2006	2005

Non-performing assets, beginning of period	$117,155	$108,568
New non-performing assets (1)	106,266	81,027
Acquired non-performing assets	33,843	—
Returns to accruing status	(26,453)	(4,088)
Loan and lease losses	(20,140)	(23,859)
Payments	(26,087)	(22,329)
Sales	(13,516)	(41,901)

Non-performing assets, end of period	$171,068	$97,418

(1)	Beginning in 2Q-2006, OREO includes balances for foreclosures on loans serviced for GNMA, that are reported in 90 day past due loans and leases in prior periods. These balances are fully guaranteed by the US Government.

Huntington Bancshares Incorporated
Year To Date Operating Lease Performance
(Unaudited)

	Six Months Ended June 30,		2006 vs 2005
(in thousands)	2006	2005	Amount	Percent

Balance Sheet:
Average operating lease assets outstanding	$175,629	$468,688	$(293,059)	(62.5)%

Income Statement:
Net rental income	$30,901	$78,116	$(47,215)	(60.4)
Fees	1,401	3,630	(2,229)	(61.4)
Recoveries — early terminations	1,939	3,083	(1,144)	(37.1)

Total operating lease income	34,241	84,829	(50,588)	(59.6)

Depreciation and residual losses at termination	23,666	61,263	(37,597)	(61.4)
Losses — early terminations	1,745	5,564	(3,819)	(68.6)

Total operating lease expense	25,411	66,827	(41,416)	(62.0)

Net earnings contribution	$8,830	$18,002	$(9,172)	(50.9)%

Earnings ratios (1)
Net rental income	35.2%	33.3%	1.9%	5.7%
Depreciation and residual losses at termination	26.9	26.1	0.8	3.1
Definition of terms:
Net rental income includes the lease payments earned on the equipment and vehicles that Huntington leases to its customers under operating leases. Fees include late fees, early payment fees and other non-origination fees. Recoveries represent payments received on a cash basis subsequent to a customer’s default on an operating lease and a recognition of an impairment loss on the lease. Depreciation represents the periodic depreciation of equipment and vehicles to their residual value owned by Huntington under operating leases and any accelerated depreciation where Huntington expects to receive less than the residual value from the sale of the vehicle and from insurance proceeds at the end of the lease term. Losses represent impairments recognized on equipment and vehicles where the lessee has defaulted on the operating lease.

(1)	As a percent of average operating lease assets, annualized.